DELAWARE VIP® TRUST

Delaware VIP Small Cap Value Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 29, 2012

Effective July 1, 2012, the following replaces the information in the section entitled “How we manage the Series? – Investment manager”:

How we manage the Series?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio manager	Title with Delaware Management Company	Start date on the Series
Christopher S. Beck, CFA	Senior Vice President, Chief Investment Officer — Small-Cap Value / Mid-Cap Value Equity	May 1997
Steven G. Catricks, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kelley A. McKee, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012
Kent P. Madden, CFA	Vice President, Portfolio Manager, Equity Analyst	July 2012

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 29, 2012.

PS-VIPSCV6-12